SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                           X
Filed by a Party other than the Registrant
                  Check the appropriate box:


         Preliminary Proxy Statement         Confidential, for use of the
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                FFTW FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
         No fee required.
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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         Fee paid previously with preliminary materials:

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         Check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

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





                  FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the U.S. Short-Term Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund") will be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated November 4, 1999.

         1. To approve a revised Advisory Agreement between the Fund on behalf of the Portfolio and Fischer Francis Trees & Watts, Inc. (the "Investment Adviser");

         2.       To  reclassify  or  revise  certain
                  fundamental              investment
                  restrictions of the Portfolio;

         3. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.

                                            By order of the Board of Directors,


                                            William E. Vastardis,
                                            Secretary

New York, New York
November 4, 1999


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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         PLEASE  INDICATE YOUR VOTING  INSTRUCTIONS  ON THE ENCLOSED PROXY CARD,
SIGN AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO
POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

                  PROXY STATEMENT

                  FFTW FUNDS, INC.
     200 Park Avenue, New York, New York 10166

          SPECIAL MEETING OF SHAREHOLDERS
          To Be Held on November 19, 1999
               ---------------------

                    INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of FFTW Funds, Inc., a Maryland corporation (the "Fund"), to be used at a Special Meeting of Shareholders of the U.S. Short-Term Portfolio (the "Portfolio"), a separate investment Portfolio of the Fund, to be held at the offices of the Fund, 200 Park Avenue, New York, New York 10166 on Friday, November 19, 1999 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Portfolio. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about November 5, 1999.

         The presence in person or by proxy of the holders of record of a majority of the shares of the Portfolio of the Fund entitled to vote thereat shall constitute a quorum at the Meeting for the Portfolio. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to the Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals One and Two, for which the required vote is a percentage of the shares either outstanding or present at the Meeting.



         The Board of Directors has fixed the close of business on October 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. The number of outstanding voting shares of the Portfolio as of October 18, 1999 is 57,426,557.

         Additional information regarding ownership of the Portfolio's shares by each person who beneficially owns more than five percent of the voting securities of the Portfolio is set forth as Exhibit A.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

         The most recent annual and semi-annual reports of the Portfolio, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or call
(800) 762-4848 and they will be sent promptly by first-class mail.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by (i) Directors and officers of the Fund, (ii) Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), and/or (iii) Investors Capital Services, Inc. (the "Administrator").

Votes Required

         Approval of the revised Advisory Agreement, as set forth in Proposal One, will require a majority vote of the outstanding voting securities of the Portfolio. The reclassification or revision of certain fundamental investment restrictions of the Portfolio, as set forth in Proposal Two, will require a majority vote of the outstanding voting securities of the Portfolio. For purposes of Proposals One and Two, a majority of the outstanding voting securities of the Portfolio means the lesser of (1) 67% of the shares of the Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

                    THE PROPOSALS

 PROPOSAL 1: APPROVAL OF REVISED ADVISORY AGREEMENT

         The Board of Directors of the Fund is seeking shareholder approval of a revised Advisory Agreement that will incorporate the following changes: a reduction in the investment advisory fee paid by the Portfolio, the elimination of a mandatory expense cap and the creation of a separate Advisory Agreement applicable only to the Portfolio. These changes are discussed in detail below.

Reduction in Advisory Fees

         The Board has proposed an amendment to the Advisory Agreement that significantly reduces the investment advisory fees of the Portfolio and which represents a significant benefit to shareholders. Under the terms of the current Advisory Agreement, the Investment Adviser is entitled to receive compensation in the amount of 0.30% of the Portfolio's average daily net asset value. Since March 1, 1996, the Investment Adviser, in the interest of lowering the Portfolio's overall expenses, has voluntarily waived its advisory fees to 0.15% of the Portfolio's average daily net asset value. Under the proposed Advisory Agreement, the compensation to the Investment Adviser would be contractually reduced to 0.15%. The reason for changing the 0.15% investment advisory fee from a voluntary fee waiver to a contractual fee cap is to set the fees at 0.15% of average daily net assets officially.

Removal of the Expense Cap

         Currently the Advisory Agreement also imposes a mandatory obligation on the Fund to cap the total annual operating expenses of the Portfolio. The Advisory Agreement currently states:

                  If the aggregate annual operating expenses, including the Advisor's fee, of U.S. Short-Term exceed 0.40% of U.S. Short-Term's average daily net asset value, then the Advisor shall reimburse U.S. Short-Term for any such excess.

         Subject to shareholder approval, the Fund intends to eliminate this entire provision. The reason for eliminating this provision is that this provision becomes unnecessary after the proposed advisory fee reduction (described above) is approved, since the Portfolio's expenses will be well below this expense cap. The Investment Adviser has also voluntarily agreed to cap the total operating expenses at 0.25% for an indefinite period. Adjusting for the proposed advisory fee reduction (described above), but absent the voluntary expense cap, total operating expenses for the Portfolio would have been 0.27% for the year ended December 31, 1998. With this proposed advisory fee structure, there is no need to continue to impose the contractual total operating expense cap of 0.40% of average daily net assets.

         At the time the contractual expense cap was implemented (August of 1991), the expenses of the Portfolio were substantially higher and the cap was necessary. However, with the efficiencies that the Investment Adviser has gained in managing the investments of the Portfolio, the Investment Adviser has agreed to lower its contractual advisory fees and voluntarily cap the total operating expenses of the Portfolio at such levels that this contractual expense cap is no longer meaningful and necessary. Shareholders of the Portfolio may pay higher fees in the future if the Investment Adviser does not continue to maintain the voluntary total operating expenses cap and if expenses of the Fund increase.

         As shown in the chart below, the advisory fees paid to the Investment Adviser and the total operating expenses for the Portfolio for the fiscal year ended December 31, 1998 would decrease as a result of the proposed changes.


                                 ANNUAL EXPENSES


------------------------------------------- ----------------------------------- --------------------------------------
                                                     Current Expenses                   Hypothetical Expenses
                                               for the year ended 12/31/98           for the year ended 12/31/98
                                                     (with mandatory                 (assuming all proposed fee
                                                       expense cap)                     changes are approved)
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Management Fees                                           0.30%                                 0.15%
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Distribution and Service Fees                              None                                 None
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Other Expenses                                            0.12%                                 0.12%
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Total Annual Fund                                         0.42%                                 0.27%
   Operating Expenses
------------------------------------------- ----------------------------------- --------------------------------------
------------------------------------------- ----------------------------------- --------------------------------------
Waiver due to Mandatory Expense Cap by                  (0.02%)(1)                             None(2)
   Adviser
------------------------------------------- ----------------------------------- --------------------------------------
                                                        ---------                             ---------
Net Expenses                                              0.40%                                 0.27%
------------------------------------------- ----------------------------------- --------------------------------------

1. Under the current Advisory Agreement, the Investment Adviser has agreed to cap total annual fund operating expenses at 0.40% of the Portfolio's average daily net asset value.

2.       Under the proposed Advisory  Agreement,  the
         mandatory  expense  cap of 0.40% of  average
         daily  net  asset  value  would be  removed.
         However,   as  of   March   1,   1996,   the
         Investment  Adviser has  voluntarily  agreed
         to cap the  Portfolio's  total  annual  fund
         operating   expenses   at   0.25%   of   the
         Portfolio's average daily net asset value.

         The net advisory fee paid for the fiscal year ended December 31, 1998 was $920,099. Had the proposed changes to the Advisory Agreement been in place, the net advisory fee paid for the fiscal year ended December 31, 1998 would have been $958,039 (assuming the voluntary expense cap had not been in effect) or $920,099 (assuming the voluntary expense cap had been in effect).





Conform Agreement to Standard Advisory Agreement

         Currently there is one Advisory Agreement, dated August 31, 1991, that applies to the U.S. Short-Term Portfolio and two other portfolios of the Fund. The Fund intends to create a separate Advisory Agreement for the U.S. Short-Term Portfolio. Having a separate Advisory Agreement for the Portfolio will make it easier and less costly for the Fund to revise or amend the Advisory Agreement, should it need to do so in the future. The Advisory Agreement will conform to the standard advisory agreements utilized by each of the other 20 portfolios in the Fund. Except as outlined above under "Reduction in Advisory Fees" and "Removal of the Expense Cap," there are no material changes between the current Advisory Agreement and the standard advisory agreement utilized by each of the other portfolios in the Fund. A copy of the proposed Advisory Agreement is included as Exhibit B.

Information About the Investment Adviser

         The Investment Adviser is Fischer Francis Trees & Watts, Inc. The current Advisory Agreement for the U.S. Short-Term Portfolio was approved by a majority of shareholders on April 3, 1991. Pursuant to the proposed Advisory Agreement between the Investment Adviser and the Fund on behalf of the Portfolio, the Investment Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of the Portfolio's assets, in accordance with the investment objectives, policies and restrictions of the Portfolio.

         Organized in 1972, the Investment Adviser is a registered investment adviser and is a New York corporation that with its affiliates currently manages over $32.6 billion in assets for numerous fixed income portfolios. The
Investment Adviser and its affiliates currently advise over 128 major institutional clients including banks, central banks, pension funds and other institutional clients. The Investment Adviser, whose address is 200 Park Avenue, New York, New York 10166, is directly wholly-owned by Charter Atlantic Corporation. Charter Atlantic Corporation is a privately owned corporation, the shares of which are held by fourteen shareholders, none of whom is deemed to control the corporation. Additional information regarding the principal executive officer and directors of the Investment Adviser (i.e., name and address, position with the Investment Adviser, and principal occupation of the principal executive officer and each director) is included as Exhibit C.

         There are no comparable U.S. registered mutual funds advised by the Investment Adviser.





Board Consideration

         At a meeting held on February 19, 1999, the Board of Directors, including the Directors who are not interested parties to the Advisory Agreement or interested parties of such parties, considered the Advisory Agreement in connection with the proposed revisions as outlined above and determined that it would be in the best interests of the Portfolio to approve the proposed Advisory Agreement. In coming to that conclusion, the Directors examined the current and proposed Advisory Agreement for the Portfolio and found that the 50% reduction in contractual investment advisory fees would substantially benefit shareholders of the Portfolio. The Directors also noted that having a separate Advisory Agreement for the Portfolio will make it easier and less costly for the Fund to revise or amend the Advisory Agreement, should it need to do so in the future. Other than the reduction in the investment advisory fee and the elimination of the mandatory expense cap, there were no material changes between the agreements.

         If approved by a majority vote of the outstanding shares of the Portfolio, the Advisory Agreement will become effective on the first business day following shareholder approval and will remain in force for a period of two years, and from year to year thereafter, subject to approval annually by the Board of Directors or by a majority vote of the outstanding shares of the Portfolio, and also, in either event, approval by a majority of those Directors who are not parties to the Advisory Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval. Accordingly, if the shareholders of the Portfolio should fail to approve the Advisory Agreement, the proposed Advisory Agreement will not be put into effect and the current Advisory Agreement, dated August 31, 1991, shall remain in effect.

         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 1.



    PROPOSALS 2A THROUGH 2D: RECLASSIFICATION OR
     REVISION OF CERTAIN FUNDAMENTAL INVESTMENT
            RESTRICTIONS OF THE PORTFOLIO


         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Portfolio has historically adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval.

         The purpose of these proposals is to remove the requirement of shareholder approval to change those restrictions that are not required under the 1940 Act to be fundamental restrictions and to make more uniform the restrictions that are required to be fundamental. Some of the Portfolio's current fundamental restrictions that are not required to be such under the 1940 Act are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders.

         Accordingly, the Board has approved revisions to the Portfolio's fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental, and to reclassify those restrictions that are not legally required to be fundamental as non-fundamental restrictions. Non-fundamental restrictions require Board approval to be changed, but not shareholder approval. By reducing to a minimum those policies that can be changed only by shareholder vote, the Board believes that the Portfolio would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board has approved modifying the Portfolio's fundamental investment restriction on diversification to permit the Portfolio to have more concentration in the securities of any one issuer. The Board has also approved modifying the Portfolio's fundamental investment restriction limiting the concentration of the Portfolio's investments in a particular industry.

         The proposed changes in fundamental restrictions reflect the current industry custom and practice of placing authority over those investment restrictions not required by the 1940 Act with the Board rather than with shareholders. Although the proposed changes will allow the Portfolio greater investment flexibility to respond to future investment opportunities and to meet industry changes promptly, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Portfolio.


         If the shareholders of the Portfolio approve the proposed changes at the Meeting, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

         The text and a summary description of each proposed change to the Portfolio's fundamental restrictions are set forth below.



Proposal 2A: Diversification

         Under the Portfolio's diversification restriction stated below, the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. The Portfolio is classified as a "diversified" investment portfolio under the 1940 Act, however the Portfolio's diversification restriction is more stringent than that required under the 1940 Act. The purpose of this amendment is to conform the Portfolio's diversification restriction to the 1940 Act. Under the 1940 Act, a diversified investment portfolio may with respect to 75% of its total assets invest not more than 5% of total assets invested in securities of one issuer (excluding securities issued by the U.S. government and its agencies), and not hold more than 10% in voting securities of any one issuer. In addition, the remaining 25% of the portfolio's total assets are exempt from these restrictions. The variation of the Portfolio's diversification restriction from the diversification restriction of the 1940 Act serves to impose greater constraints on the Fund's Investment Adviser.




         The use of a more focused investment strategy may increase the volatility of the Portfolio's investment performance, as the securities of the Portfolio may be more sensitive to changes in the market value of a single issuer or industry. If the securities in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities. However, the Portfolio does not now, or in the immediate near future, intend to invest more than 5% of its total assets in the securities of any one issuer. In addition, the Portfolio intends to limit its investments so as to comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a "regulated investment company."

         Current Text
         The Portfolio may not invest more than 5% of its total assets in the securities of any issuer (other than U.S. Government Securities and repurchase agreements).

         Proposed Text
         The Portfolio may not invest more than 5% of its total assets in the securities of any issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities, and repurchase agreements), or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's assets.


Proposal 2B: Repurchase Agreements

         Under the following fundamental restriction, the Portfolio is prohibited from holding more than 25% of its total assets in repurchase agreements. Since the 1940 Act does not require that it be included as a fundamental restriction, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. A repurchase agreement involves the purchase by the Portfolio of a security that the seller has agreed to buy back. The Portfolio will receive as collateral securities with a market value equal to the amount invested by the Portfolio. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If the seller declares bankruptcy, the Portfolio may not be able to sell the collateral at the desired time. The Board of the Fund does not intend, in the immediate future, to change this policy to permit the Portfolio to invest more than 25% of its total assets in repurchase agreements; however, the reclassification of the restriction as non-fundamental will give the Board flexibility to change this policy in the future without seeking shareholder approval. Should the Board decide to permit such an investment strategy, this investment strategy will be included in the next Fund registration statement filed with the Securities and Exchange Commission and will be reflected in the next Fund prospectus or statement of additional information, as appropriate.

         Current Text
         The Portfolio may not enter into repurchase agreements if, as a result thereof, more than 25% of its total assets would be subject to repurchase agreements.

         (Text  to  remain  unchanged  following  the
         proposed     reclassification     of     the
         investment restriction.)



Proposal 2C: Industry Concentration

         Under the 1940 Act, an investment portfolio must disclose in its registration statement whether or not it intends to concentrate its investments in a particular industry. Under the Portfolio's fundamental restriction stated below, the Portfolio is permitted to concentrate its investments in securities issued by issuers in the banking industry and by the U.S. government. The Board proposes to amend this restriction to permit investments in the securities of issuers in the "finance industry," which is intended to include instruments issued or sponsored by such institutions as financial services companies, insurance companies, securities dealers, and investment banks.

         The Investment Adviser believes that, over time, the line between the banking and finance industries has become blurred, with issuers in each industry performing similar functions. It has become difficult to determine where the banking industry stops and the finance industry starts. The Investment Adviser further believes that the risks of concentration in the finance industry are the same as the risks of concentration in the banking industry. These risks include interest rate risk, credit risk, and regulatory risk (i.e., the impact of state or federal legislation and regulations). The Board of Directors believes that expanding the Portfolio's policies will not increase the overall risk of the Portfolio, but will clarify that banks and financial services companies should be treated as being within the same industry.

         Current Text
         The Portfolio may not invest more than 25% of its total assets in the securities of any industry (other than U.S. Government Securities and the banking industry).

         Proposed Text
         The Portfolio may not invest more than 25% of its total assets in the securities of any industry (other than U.S. Government Securities, the banking industry and the finance industry). For purposes of this test, finance will be deemed to include all asset-backed securities.


Proposal 2D: Purchasing or Selling of Commodities

         Under the Portfolio's current fundamental restriction stated below, the Portfolio is permitted to use up to 5% of total assets as margin and premiums to purchase and sell futures and options contracts traded on CFTC-regulated exchanges. In order for all Portfolios of the Fund to have a consistent policy with respect to commodities and commodity contracts, the proposed text is identical to the current policy of the other Portfolios of the Fund. The proposed restriction would eliminate the limitation of utilizing 5% of total assets as margin and premiums. In addition, the Portfolio would no longer be limited to purchasing only exchange-traded futures and options. If the Portfolio were to expand its futures and options trading in this manner, the volatility of the Portfolio's net asset value might increase. Risks associated with the use of derivatives include the fact that derivative securities may be hard to sell and are very sensitive to changes in an underlying security, interest rate or index, and as a result can be highly volatile. If the Investment Adviser or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. In addition, non-exchange-traded instruments may be less liquid than futures and options traded on exchanges. Futures and options instruments would be utilized only if the Investment Adviser determined that such investments are advisable.

         Current Text
         [The] Portfolio may not purchase or sell commodities or commodity contracts, except that [the] Portfolio may utilize up to 5% of its total assets as margin and premiums to purchase and sell futures and options contracts on CFTC-regulated exchanges.

         Proposed Text
         [The] Portfolio may not purchase or sell physical commodities or related commodity contracts.

         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY   RECOMMENDS  APPROVAL  OF  PROPOSALS  2A
THROUGH 2D.

Other Matters

         The Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

         The Fund does not usually hold annual meetings of its shareholders. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Fund's offices, 200 Park Avenue, New York, New York 10166, within a reasonable amount of time prior to the mailing of proxy materials for a meeting of shareholders. The submission of a proposal by a shareholder for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The Directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted in favor of the proposals.



INFORMATION ABOUT THE FUND

The Independent Auditors. KPMG LLP, 345 Park Avenue, New York, New York 10154, are the independent auditors to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, served as the independent auditors to the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years.



The Investment Adviser. The Investment Adviser of the Fund is Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolio.

The  Administrator.  The  administrator  of the  Fund
is Investors Capital  Services,  Inc. with offices at
600  Fifth   Avenue,   New  York,   New  York  10020.
Pursuant to an  administration  agreement,  Investors
Capital  assists  in  managing  and  supervising  all
aspects   of   the   general   day-to-day    business
activities  and  operations  of the Fund  other  than
the  investment   advisory   activities,   including:
custodial,   transfer  agent,   dividend  disbursing,
accounting,    auditing,   compliance   and   related
services.

The Principal Underwriter. The principal underwriter of the Fund is AMT Capital Securities, LLC with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to a distribution agreement, AMT Capital distributes shares of the Fund.

                                          By order of the Board of Directors,


                                          William E. Vastardis
                                          Secretary

New York, New York
November 4, 1999

                                TABLE OF EXHIBITS



------------------------------------------------------------ ---------------------------------------------------------
Exhibit                                                      Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A                                                            Share Ownership of the Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
B                                                            Proposed Advisory Agreement for the Portfolio
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
C                                                            Additional Information Regarding Principal Executive
                                                             Officer and Directors of the Investment Adviser
------------------------------------------------------------ ---------------------------------------------------------

                                                               EXHIBIT A



                        Share Ownership of the Portfolio


         The following table sets forth the information concerning beneficial ownership, as of September 30, 1999, of the Portfolio's shares by each person who beneficially owns more than five percent of the voting securities of the U.S. Short-Term Portfolio:


----------------------------------------------------------------- --------------------------- ----------------------




                                                                                              Percentage of
                                                                  Number of Shares            Outstanding Shares
Name and Address of Shareholder                                   Beneficially Owned          Owned
----------------------------------------------------------------- --------------------------- ----------------------
----------------------------------------------------------------- --------------------------- ----------------------
GENERAL MOTORS EMPLOYEES GLOBAL GROUP PENSION TRUST               16,920,231.025              31.35%
C/O FISCHER FRANCIS TREES & WATTS INC
200 PARK AVENUE  46TH FLOOR
NEW YORK, NY  10166
----------------------------------------------------------------- --------------------------- ----------------------
----------------------------------------------------------------- --------------------------- ----------------------

----------------------------------------------------------------- --------------------------- ----------------------
----------------------------------------------------------------- --------------------------- ----------------------
PHILIP MORRIS COMPANIES INC                                       12,147,727.537              22.51%
ATTN MARK WERNER
(MASTER TRUST)
120 PARK AVENUE
NEW YORK, NY  10017-5523
----------------------------------------------------------------- --------------------------- ----------------------
----------------------------------------------------------------- --------------------------- ----------------------

----------------------------------------------------------------- --------------------------- ----------------------
----------------------------------------------------------------- --------------------------- ----------------------
BANK OF AMERICA FUND                                              5,547,786.093               10.28%
C/O FFTW
200 PARK AVENUE 46TH FLOOR
NEW YORK, NY  10166
----------------------------------------------------------------- --------------------------- ----------------------


                                                                 EXHIBIT B

                               ADVISORY AGREEMENT


                  ADVISORY AGREEMENT, dated _______________, 1999, between FFTW Funds, Inc., a Maryland corporation (the "Fund") and Fischer Francis Trees & Watts, Inc., a New York corporation (the "Adviser"),

                  In consideration of the mutual agreements herein made, the parties hereto agree as follows:

1. Attorney-in-Fact. The Fund appoints the Adviser as its attorney-in-fact to invest and reinvest the
assets  of  the  U.S.   Short-Term   Portfolio   (the
"Portfolio"), as fully as the Fund itself could do. The Adviser hereby accepts this appointment.

2.       Duties of the Adviser.  (a) The Adviser  shall be
responsible  for managing the  investment  portfolio of
the   Portfolio,   including,   without   limitation,
providing    investment    research,    advice    and
supervision,  determining which portfolio  securities
shall  be  purchased   or  sold  by  the   Portfolio,
purchasing  and selling  securities  on behalf of the
Portfolio  and   determining  how  voting  and  other
rights with  respect to portfolio  securities  of the
Portfolio  shall be  exercised,  subject in each case
to the  control  of the  Board  of  Directors  of the
Fund  (the  "Board")  and  in  accordance   with  the
objectives,    policies   and   principles   of   the
Portfolio  set forth in the  Registration  Statement,
as  amended,  of the Fund,  the  requirements  of the
Investment  Company  Act of 1940,  as  amended,  (the
"Act")  and  other   applicable  law.  In  performing
such duties,  the Adviser  shall  provide such office
space,  and such  executive  and other  personnel  as
shall  be  necessary   for  the   operations  of  the
Portfolio. In managing the Portfolio in accordance with the requirements set forth in this paragraph
2, the Adviser shall be entitled to act upon advice of counsel to the Fund or counsel to the Adviser.

                  (b) Subject to Section 36 of the Act, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Portfolio and the performance of its duties under this Agreement except for losses arising out of the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein about the Adviser. The Fund agrees to indemnify the Adviser for any claims, losses, costs, damages, or expenses (including fees and disbursements of counsel, but excluding the ordinary expenses of the Adviser arising from the performance of its duties and obligations under this Agreement) whatsoever arising out of the performance of this Agreement except for those claims, losses, costs, damages and expenses resulting from the Adviser's bad faith, willful misfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Adviser and its officers may act and continue to act as investment advisers and managers for others (including, without limitation, other investment companies), and nothing in this Agreement will in any way be deemed to restrict the right of the Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others will not be deemed to violate or give rise to any duty or obligation to the Fund.

                  (d) Except as provided in Paragraph 5, nothing in this Agreement will limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Fund acknowledges that the Adviser and its officers, affiliates or employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of for the account of the Portfolio. The Adviser will have no obligation to acquire for the Portfolio a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment for the account of the Portfolio.

3.       Expenses.  The Adviser  shall pay all of its
expenses  arising  from the  performance  of its  obligations under  this  Agreement  and shall  pay any  salaries,
fees and  expenses of the  Directors  and officers of
the  Fund who are  employees  of the  Adviser  or its
affiliates.  Except as  provided  below,  the Adviser
shall not be  required  to pay any other  expenses of
the    Fund,    including,     without    limitation,
organization   expenses   of  the   Fund   (including
out-of-pocket   expenses,   but  not   including  the
Adviser's  overhead  or  employee  costs);  brokerage
commissions;  maintenance  of books and records which
are   required  to  be   maintained   by  the  Fund's
custodian  or other  agents of the  Fund;  telephone,
telex,  facsimile,  postage and other  communications
expenses;  expenses  relating to investor  and public
relations;  freight,  insurance  and other charges in
connection   with   the   shipment   of  the   Fund's
portfolio  securities;  indemnification  of Directors
and  officers  of the Fund;  travel  expenses  (or an
appropriate   portion   thereof)  of  Directors   and
officers of the Fund who are  directors,  officers or
employees  of the  Adviser  to the  extent  that such
expenses  relate to  attendance  at  meetings  of the
Board  of  Directors  of the  Fund  or any  committee
thereof  or  advisors  thereto  held  outside  of New
York,  New  York;  interest,  fees  and  expenses  of
independent    attorneys,    auditors,    custodians,
accounting   agents,    transfer   agents,   dividend
disbursing   agents  and   registrars;   payment  for
portfolio  pricing  or  valuation  service to pricing
agents,  accountants,  bankers and other specialists,
if any;  taxes  and  government  fees;  cost of stock
certificates   and  any  other  expenses   (including
clerical  expenses)  of issue,  sale,  repurchase  or
redemption  of shares;  expenses of  registering  and
qualifying  shares  of the  Fund  under  Federal  and
state  laws and  regulations;  expenses  of  printing
and  distributing  reports,  notices,  dividends  and
proxy  materials to existing  stockholders;  expenses
of printing  and filing  reports and other  documents
filed  with   governmental   agencies,   expenses  of
printing and distributing  prospectuses;  expenses of
annual and special stockholders'  meetings;  costs of
stationery,    fees   and   expenses    (specifically
including   travel   expenses    relating   to   Fund
business)  of  Directors  of the  Fund  who  are  not
employees   of  the   Adviser   or  its   affiliates;
membership    dues   in   the   Investment    Company
Institute;   insurance   premiums  and  extraordinary
expenses such as litigation expenses.

4.       Compensation.  (a) As compensation  for the
services  performed and the facilities and personnel
provided
by the Adviser  pursuant to this Agreement,  the Fund
will pay to the  Adviser  promptly at the end of each
calendar  month,  a  fee,   calculated  on  each  day
during  such  month,  at an  annual  rate of 0.15% of
the  Portfolio's   average  daily  net  assets.   The
Adviser shall be entitled to receive during any month such interim payments of its fee hereunder as the Adviser shall request, provided that no such payment shall exceed 50% of the amount of such fee then accrued on the books of the Portfolio and unpaid.

                  (b) If the Adviser shall serve hereunder for less than the whole of any month, the fee payable hereunder shall be prorated.

                  (c) For purposes of this Section 4, the "average daily net assets" of the Portfolio shall mean the average of the values placed on the Portfolio's net assets on each day pursuant to the applicable provisions of the Fund's Registration Statement, as amended.

5. Purchase and Sale of Securities. The Adviser or an agent of the Adviser shall purchase securities from or through  and sell  securities  to or through  such
persons,  brokers  or dealers  as the  Adviser  shall
deem  appropriate  in order to carry  out the  policy
with   respect  to  the   allocation   of   portfolio
transactions   as  set  forth  in  the   Registration
Statement  of the Fund,  as amended,  or as the Board
may direct from time to time.  The  Adviser  will use
its   reasonable   best   efforts  to   execute   all
purchases and sales with dealers and banks on a best net price basis.

                  Neither the Adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio other than the fee referred to in Paragraph 4 hereof. 6. Term of Agreement. This Agreement shall continue in full force and effect until two years from the date hereof, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the Act, provided that this Agreement is not otherwise terminated. The Adviser may terminate this Agreement at any time, without payment of penalty, upon 60 days' written notice to the Fund. The Fund may terminate this Agreement with respect to the Portfolio at any time, without payment of penalty, on 60 days' written notice to the Adviser by vote of either the Board or a majority of the outstanding stockholders of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

7.       Right of Adviser In  Corporate  Name.  The
Adviser and the Fund each agree that the phrase  "FFTW",  which comprises a component of the Fund's  corporate  name,
is  a  property  right  of  the  Adviser.   The  Fund
agrees and  consents  that:  (i) it will only use the
phrase  "FFTW" as a component of its  corporate  name
and for no other  purpose;  (ii) it will not  purport
to  grant to any  third  party  the  right to use the
phrase  "FFTW" for any purpose;  (iii) the Adviser or
any  corporate  affiliate  of the  Adviser may use or
grant to others  the right to use the  phrase  "FFTW"
or any  combination or abbreviation  thereof,  as all
or a portion of a corporate  or business  name or for
any  commercial  purpose,  including  a grant of such
right to any  other  investment  company,  and at the
request  of the  Adviser,  the Fund  will  take  such
action as may be  required  to provide its consent to
such use or grant;  and (iv) upon the  termination of
any  investment  advisory  agreement  into  which the
Adviser  and the Fund  may  enter,  the  Fund  shall,
upon  request  by the  Adviser,  promptly  take  such
action,  at its own  expense,  as may be necessary to
change its corporate  name to one not  containing the
phrase  "FFTW"  and  following  such a change,  shall
not  use  the  phrase   "FFTW"  or  any   combination
thereof,  as  part of its  corporate  name or for any
other  commercial  purpose,  and  shall  use its best
efforts  to  cause  its   officers,   directors   and
stockholders to take any and all actions which the Adviser may request to effect the foregoing and recovery to the Adviser any and all rights to such phrase.

8. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require or to impose any duty upon either of the parties to do anything in violation of any applicable laws or regulations.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

ATTEST                                    FFTW FUNDS, INC.



By:                                       By:
Eric Nachimovsky                          William E. Vastardis
                                          Secretary



ATTEST                                    FISCHER FRANCIS TREES & WATTS, INC.



By:                                       By:
Stephen Francis                           Stephen P. Casper
                                          CFO

                                                                 EXHIBIT C


                Additional Information Regarding Principal Executive Officer
                       and Directors of the Investment Adviser

------------------------------- ------------------------------------------------ ----------------------------
Name and Address                Position with the Investment Adviser             Principal Occupation
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
Richard G. Fischer              Director                                         Vice Chairman
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
Stephen C. Francis              Director                                         Vice Chairman
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------
------------------------------- ------------------------------------------------ ----------------------------
John H. Watts                   Director and Chief Executive Officer             Chairman
200 Park Avenue
New York, NY 10166
------------------------------- ------------------------------------------------ ----------------------------


                  FFTW FUNDS, INC.

              U.S. Short-Term Portfolio


 SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 19, 1999
                PLEASE VOTE PROMPTLY

  This Proxy is Solicited on behalf of the Board of
                      Directors

         The undersigned hereby appoints CARLA E. DEARING and WILLIAM E. VASTARDIS, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of FFTW Funds, Inc. (the "Fund") to be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

Please mark boxes | or x in blue or black ink.

1. Approval of Revised Advisory Agreement between FFTW Funds, Inc. and Fischer Francis Trees & Watts, Inc.


                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         -----------------------------------------------------------------------

2. Proposal 2A. Revision of the diversification  investment restriction so as to conform the  restriction  with the provisions of the  Investment  Company Act of
1940 ("1940 Act").
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         Proposal 2B.  Reclassification of the investment  restriction  limiting investments  in repurchase  agreements to 25% of total  Portfolio  assets from a fundamental to a non-fundamental investment restriction.
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         Proposal  2C.  Revision of the  investment  restriction  applicable  to industry concentration so as to permit concentration in the finance industry.
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         Proposal 2D. Revision of the investment restriction limiting invests in commodities  or  commodity  contracts  to limit  only  investments  in  physical commodities or commodity contracts.
                           FOR  [   ]               AGAINST  [   ]            ABSTAIN  [   ]

         -------------------------------------------------------------------


This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR Proposals 1 and 2A through 2D.

Please sign personally and exactly as your name appears on the Proxy. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations. When signing as an attorney, administrator, trustee, or corporate officer, please give your full title.


Dated ______________________________         ___________________________________
                                             Signature and Title (if applicable)


                                             -----------------------------------
                                             Signature and Title (if applicable)